UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     NOVEMBER 30, 2010 (NOVEMBER 18, 2010)
                  DATE OF AMENDMENT (DATE OF ORIGINAL REPORT)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On November 15, 2010, the Board of Directors of Competitive Technologies, Inc. ("CTTC") approved a fiscal year-end change from July 31 to December 31, in order to align its fiscal periods with the calendar year.

     CTTC will file its Form 10-Q for the old 2011 fiscal year period for the quarter ended October 31, 2010, and will file a Transitional Report on Form 10-Q for the Two Months ended December 31, 2010. CTTC will subsequently file its quarterly and annual reports for the new fiscal year ending December 31. CTTC's annual report on Form 10-K for the Fiscal Year ending December 31, 2010 will include separate audited financial statements for the transitional period.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMPETITIVE TECHNOLOGIES, INC.
                              (Registrant)

Dated: November 30, 2010      By: /s/ Johnnie D. Johnson
                              --------------------------
                              Johnnie D. Johnson
                              Chief Executive Officer